EXH 10.4

                              TRANSMONTAIGNE INC.
                     TRANSMONTAIGNE PRODUCT SERVICES INC.
                   TRANSMONTAIGNE PRODUCT SERVICES EAST INC.
                 TRANSMONTAIGNE PRODUCT SERVICES MIDWEST INC.
                  TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.
                        TRANSMONTAIGNE TERMINALING INC.
                             BEAR PAW ENERGY INC.
                              2750 Republic Plaza
                            370 Seventeenth Street
                            Denver, Colorado  80202



                              AMENDMENT NO. 1 OF
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                                As of December 14, 1998

BANKBOSTON, N.A.,
 for Itself and as Agent
100 Federal Street
Boston, Massachusetts 02110

CIBC INC.
1600 Smith St., Suite 3100
Houston, Texas  77002

U.S. BANK NATIONAL ASSOCIATION
950 Seventeenth Street, Suite 300
Denver, Colorado  80202

NATIONSBANK, N.A.
Energy Finance Division - Denver
370 Seventeenth St., Suite 3250
Denver, CO  80202

Ladies and Gentlemen:

     Each of TransMontaigne Inc. (the "Company"), TransMontaigne Product Services Inc. and TransMontaigne Product Services East Inc., each a Delaware corporation, TransMontaigne Product Services Midwest Inc., TransMontaigne Transportation Services Inc., TransMontaigne Pipeline Inc. and TransMontaigne Terminaling Inc., each an Arkansas corporation, and Bear Paw Energy Inc., a Colorado corporation, hereby agrees with you as follows:

1.   Reference to Credit Agreement and Definitions. Reference is made to the
     ---------------------------------------------
Second Amended and Restated Credit Agreement dated as of October 30, 1998, as from time to time in effect, among the Company, certain Guarantors named therein, BankBoston, N.A., for itself and as Agent, and certain other Lenders from time to time party thereto (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2.   Recital. The parties to the Credit Agreement have decided to modify the
     -------
definitions of "Affiliate" and "Eligible Assignee" as used therein.


3.   Amendment. The Credit Agreement is hereby amended, effective as of the date
     ---------
hereof, as follows:


     3.1. Section 1.8 is hereby amended to read in its entirety as follows:

          "Affiliate" means, with respect to the Company (or any other specified
           ---------
     Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or with such other specified Person), and shall include (a) any executive officer or director or general partner of the Company (or of such other specified Person) and (b) any Person of which the Company (or such other specified Person) or any Affiliate (as defined in clause (a) above) of the Company (or of such other specified Person) shall, directly or indirectly, beneficially own either (i) at least 25% of the outstanding equity securities having the general power to vote or (ii) at least 25% of all equity interests; provided, however, that Lion Oil Company, an Arkansas
                       --------  -------
     corporation, shall not be deemed to be an Affiliate of the Company or of any Subsidiary of the Company under clause (b) of this definition, unless the Company or such Subsidiary shall, directly or indirectly, beneficially own either (x) at least 30% of the outstanding equity securities having the general power to vote of Lion Oil Company or (y) at least 30% of all equity interests in Lion Oil Company.

     3.2. Section 1.50 is hereby amended to read in its entirety as follows:

          "Eligible Assignee" means any of (a) a commercial bank organized under
           -----------------
     the laws of the United States, or any State thereof or the District of Columbia; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the
     --------
     country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) an insurance company that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business; (f) an Affiliate of any entity described in clause (a), (b), (c), (d) or (e); and (g) any Person which the Agent and the Company agree is an Eligible Assignee; provided, however,
                                                          --------  -------
     that no entity described in clause (a), (b), (c), (d), (e) or (f) above shall be an Eligible Assignee unless it has total assets in excess of $1 billion and unless debt obligations issued by such entity (or by a parent entity owning beneficially all of the capital stock of such financial institution) are rated "A3" or higher by Moody's or "A-" or higher by S&P.

4.   Representations and Warranties.  In order to induce you to enter into this
     ------------------------------
Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in Section 7 of the Credit Agreement is true and correct on the date hereof.

5.   Conditions to Effectiveness of Amendment.  Acceptance of the foregoing
     ----------------------------------------
amendment by the Required Lenders shall be subject, without limitation, to the condition that no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

6.   Miscellaneous.  This Amendment may be executed in any number of
     -------------
counterparts, which together shall constitute one instrument, shall be a Credit Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation.

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of the Lenders and the Agent when both the Company and the Agent shall have one or more copies hereof executed by each of the Agent and the Required Lenders.



                            Very truly yours,

                            TRANSMONTAIGNE INC.

                            By    /s/ Richard E. Gathright
                               ---------------------------------------------
                               Richard E. Gathright, President

                            TRANSMONTAIGNE PRODUCT SERVICES INC.
                            TRANSMONTAIGNE PRODUCT SERVICES
                               MIDWEST INC.
                            TRANSMONTAIGNE PRODUCT SERVICES EAST INC.
                            TRANSMONTAIGNE TRANSPORTATION
                               SERVICES INC.
                            TRANSMONTAIGNE PIPELINE INC.
                            TRANSMONTAIGNE TERMINALING INC.
                            BEAR PAW ENERGY INC.

                            By    /s/ Richard E. Gathright
                              ----------------------------------------------
                               Richard E. Gathright, Chief Executive Officer of each of the foregoing corporations

The foregoing Amendment is hereby agreed to:

BANKBOSTON, N.A.,
 for Itself and as Agent

By:  /s/ Christopher C. Holmgren
   -----------------------------
  Authorized Officer

CIBC INC.

By  /s/ Michael A.G. Corkum
  ------------------------------
  Authorized Officer

U.S. BANK NATIONAL ASSOCIATION

By   /s/ Monte E. Deckerd
  -----------------------------
  Authorized Officer

NATIONSBANK, N.A.

By  /s/ David C. Rubenking
  -----------------------------
  Authorized Officer